UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 1, 2020
Date of report (Date of earliest event reported)

ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth under Item 8.01 of this Current Report on Form 8-K with respect to the Senior Facility Agreement (defined below) and the Note Purchase Agreement (defined below) is incorporated by reference.
The descriptions of the Senior Facility Agreement and the Note Purchase Agreement included in Item 8.01 of this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On September 1, 2020, Encore Capital Group, Inc. (the “Company”) made available on its website materials to be used in connection with the Consent Solicitation described under Item 8.01 of this Current Report on Form 8-K (the “Investor Presentation”). A copy of the Investor Presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.
Item 8.01. Other Events.
On September 1, 2020, Cabot Financial (Luxembourg) S.A. and Cabot Financial (Luxembourg) II S.A., indirect subsidiaries of the Company, announced the solicitation of consents (the “Consent Solicitation”) from the holders of their respective outstanding £512.9 million 7.5% Senior Secured Notes due 2023 and €400.0 million Senior Secured Floating Rate Notes due 2024. The Consent Solicitation requests consent from the holders to, among other amendments:
•replace Cabot Financial Limited with the Company as the parent of the restricted group under the indentures governing the notes (the “Indentures”);
•add additional subsidiaries and remove certain subsidiaries of the Company as guarantors of the notes under the Indentures;
•align the covenants under the Indentures to certain of those in the Senior Facility Agreement (defined below); and
•modify the Intercreditor Agreement (defined below).
The Consent Solicitation will expire at 5:00 p.m. (London time) on September 8, 2020, unless extended, amended or terminated.
On September 1, 2020, the Company entered into the following agreements the effectiveness of which are subject to the satisfaction of certain conditions, including the requisite number of consents being obtained in connection with the Consent Solicitation:
•an amendment and restatement agreement between, among others, Cabot Financial Limited, an indirect subsidiary of the Company, Midland Credit Management, Inc., other subsidiaries of the Company named therein as guarantors, the financial institutions named therein as lenders and Truist Bank as agent and security agent, pursuant to which the senior facilities agreement originally dated September 20, 2012, as amended from time to time (the “Original Senior Facility Agreement”), will be amended and restated to (the “Senior Facility Agreement”), among other things:
◦increase commitments under the revolving credit facility from £375.0 million to $1,050.0 million;
◦replace Cabot Financial Limited with the Company as the parent of the restricted group under the Original Senior Facility Agreement;
◦add Midland Credit Management, Inc. as a borrower thereunder;
◦add the Company and certain subsidiaries of the Company as guarantors; and
◦transfer the commitments of certain existing lenders to new lenders;
•a stretch facility agreement in an amount of up to $300.0 million (the “Stretch Facility Agreement”) between, among others, Midland Credit Management, Inc. as borrower, other subsidiaries of the Company named therein as guarantors and Truist Bank as agent and security agent, under substantially similar terms as the Senior Facility Agreement;
•a fourth amended and restated senior note purchase agreement (the “Note Purchase Agreement”) relating to the Encore senior secured notes between the Company, the noteholders named therein, and certain subsidiaries of the Company named therein, pursuant to which the senior secured note purchase agreement originally dated May 9, 2013 (as amended and restated from time to time) will be amended and restated to, among other amendments:
◦add additional subsidiaries and remove certain subsidiaries of the Company as guarantors; and
◦align security and certain of the covenants therein with those in the Senior Facility Agreement;
•an amendment and restatement agreement between, among others, Cabot Financial Limited, additional subsidiaries of the Company and Truist Bank as security agent, pursuant to which the intercreditor agreement originally dated September 20, 2012, as amended from time to time (the “Original Intercreditor Agreement”), will be amended and restated to (the “Intercreditor Agreement”), among other amendments:
◦include the Stretch Facility as an obligation subject to (and benefitting from) the Intercreditor Agreement;
◦include the notes previously issued under the Note Purchase Agreement as obligations subject to (and benefitting from) the Intercreditor Agreement;
◦replace Cabot Financial Limited with the Company as the parent of the restricted group; and
◦add the Company and certain subsidiaries of the Company as intra-group lenders, intra-group borrowers and/or debtors (as applicable).

Assuming the conditions to the effectiveness of the Stretch Facility Agreement and the amendments and restatements reflected in the Senior Facility Agreement, the Note Purchase Agreement and the Intercreditor Agreement are satisfied, the Company intends to:
•draw down on the facilities under the Senior Facility Agreement and the Stretch Facility Agreement and use the proceeds to:
◦repay a portion of amounts previously drawn under the Original Senior Facility Agreement in connection with the transfer of commitments of certain existing lenders to new lenders;
◦repay amounts drawn under the Company’s third amended and restated credit Agreement dated as of December 20, 2016 (as amended from time to time, the “Encore Revolving Credit Facility and Term Loan Facility”); and
◦repay approximately $103.7 million of the Encore senior secured notes that are held by noteholders that have not agreed to enter into the Note Purchase Agreement; and
•terminate the Encore Revolving Credit Facility and Term Loan Facility and the Company’s existing second amended and restated intercreditor agreement, dated as of August 11, 2017, as amended from time to time.
The Company continually evaluates different financing alternatives and may decide to enter into new secured credit facilities, increase the commitments available under the existing facilities or access the debt capital markets (including offering senior secured notes) in order to replace commitments or refinance drawings to be made under the Stretch Facility Agreement.
On September 1, 2020, the Company issued a press release announcing the items discussed above. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Senior Secured Revolving Credit Facility Agreement
10.2	Fourth Amended and Restated Senior Note Purchase Agreement
99.1	Investor Presentation
99.2	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	September 1, 2020	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Senior Secured Revolving Credit Facility Agreement
10.2	Fourth Amended and Restated Senior Note Purchase Agreement
99.1	Investor Presentation
99.2	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)